Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064
333-179272
333-183060

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (2)

dated August 15, 2018 to the:

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2018, as supplemented May 24, 2018

Intelligent Variable Annuity® Prospectus

dated May 1, 2018, as supplemented May 24, 2018

M Intelligent VUL Prospectus

dated May 1, 2018

M Intelligent Survivorship VUL Prospectus

dated May 1, 2018

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Bond Portfolio (Unhedged)

Effective July 30, 2018, the portfolio name has changed as shown below:

Portfolio Name Prior to July 30, 2018	Portfolio Name Effective July 30, 2018
PIMCO Global Bond Portfolio (Unhedged)	PIMCO Global Bond Opportunities Portfolio (Unhedged)

This change will be reflected on:

•	Cover page and pages 9 and 29 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus
•	Cover page and pages 9 and 28 of the M Intelligent VUL prospectus
•	Cover page and pages 8 and 27 of the M Intelligent Survivorship VUL prospectus
•	Cover page and pages 5, 13, and 41 of the Intelligent Variable Annuity prospectus

For more information about these changes and about the portfolios in general, refer to the PIMCO Prospectus.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

On pages 7-11 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 8-10 of the

M-Intelligent Life VUL prospectus, pages 7-9 of the M-Intelligent Life Survivorship VUL prospectus, and pages 4-8 of the Intelligent Variable Annuity prospectus, the Annual Portfolio Operating Expenses table has changed as follows to reflect changes in the expenses for these 2 T. Rowe Price® portfolios effective July 1, 2018.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
T. Rowe Price® Health Sciences Portfolio I1	0.95%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%
T. Rowe Price® Limited-Term Bond Portfolio[2]	0.70%	0.00%	0.00%	0.00%	0.70%	0.20%	0.50%

[1]

T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the fund’s management fees to 0.94% of the fund’s average daily net assets. The agreement may be terminated any time beyond April, 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.

[2]

T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the fund’s management fees to 0.50% of the fund’s average daily net assets. The agreement may be terminated any time beyond April, 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.

For more information about these changes and about the portfolios in general, refer to the T. Rowe Price® Prospectus.

A 08/18